                                                                     EXHIBIT 3.3


                               STATE OF INDIANA
                       OFFICE OF THE SECRETARY OF STATE


                         CERTIFICATE OF INCORPORATION
                                      OF
                         LAKE MICHIGAN CHARTERS, LTD.


I, JOSEPH H. HOGSETT, Secretary of State of Indiana, hereby certify that Articles of Incorporation of the above corporation, have been presented to me at my office accompanied by the fees prescribed by law; that I have found such Articles conform to law; all as prescribed by the provisions of the Indiana Business Corporation Law, as amended.

NOW, THEREFORE, I have hereby issue to such Corporation this Certificate of Incorporation, and further certify that its corporate existence will begin November 25, 1992.

                              In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this Twenty-fifth day of November, 1992

                              --------------------------------------------------
                              JOSEPH H. HOGSETT, Secretary of State


                              By
                                ------------------------------------------------

                                                                          Deputy

          ARTICLES OF INCORPORATION OF
          State Form 4159 (R7 / 8-89)
          Approved by State Board of Accounts - 1989

                                      Provided by: JOSEPH H. HOGSETT
                                                   Secretary  of State
                                                   Room 155, State House
                                                   Indianapolis, Indiana 46204
                                                   (317) 232-6576
                                                   Indiana Code 23-1-21-2
                                                   FILING FEE $90.00

          INSTRUCTIONS: Use 8 1/2 x 11 inch white paper for inserts.
                        Filing requirements - Present original and one copy to the address in the upper right corner of this form.

--------------------------------------------------------------------------------
                         ARTICLES OF INCORPORATION OF
--------------------------------------------------------------------------------
(Indicate the appropriate act)
   The undersigned desiring to form a corporation (herein after referred to as "Corporation") pursuant to the provisions of:

   [X] Indiana Business Corporation Law    [ ] Indiana Professional Corporation
                                               Act 1983

   As amended, executes the following Articles of Incorporation:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               ARTICLE I - NAME
--------------------------------------------------------------------------------
Name of Corporation

   Lake Michigan Charters, Ltd.
--------------------------------------------------------------------------------
(The name must contain the word "Corporation," "Incorporated," "Limited," "Company" or an abbreviation of one of those words.)

--------------------------------------------------------------------------------
                    ARTICLE II - REGISTERED OFFICE AND AGENT
--------------------------------------------------------------------------------
(The street address of the corporation's initial registered office in Indiana and the name of its initial registered agent at that office is:)
--------------------------------------------------------------------------------
Name of Agent
   Robert Berg
--------------------------------------------------------------------------------
Street Address of Registered Office                         Zip Code
   2230 Indianapolis Blvd., Whiting, Indiana               46394
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        ARTICLE III - AUTHORIZED SHARES
--------------------------------------------------------------------------------
   Number of shares:     10,000
                     ----------------------------------
                     If there is more than one class of shares, shares with rights and preferences, list such information on "Exhibit A."

--------------------------------------------------------------------------------
                          ARTICLE IV - INCORPORATORS
    The name(s) and address(es) of the incorporator(s) of the corporation:
--------------------------------------------------------------------------------
       NAME           NUMBER AND STREET        CITY           STATE    ZIP CODE
                          OR BUILDING
--------------------------------------------------------------------------------

Martin J. McNally    16327 South Pulaski      Markham           Il.      60426



--------------------------------------------------------------------------------

   In Witness Whereof, the undersigned being all the incorporators of said corporation execute these Articles of Incorporation and verify, subject to penalties of perjury, that the statements contained herein are true.

   this 23rd day of November, 1992.
--------------------------------------------------------------------------------
Signature                              Printed Name
  Martin J. McNally                      Martin J. McNally
--------------------------------------------------------------------------------
Signature                              Printed Name

--------------------------------------------------------------------------------
Signature                              Printed Name

--------------------------------------------------------------------------------
This instrument was prepared by (Name)
  Martin J. McNally
--------------------------------------------------------------------------------
Address (Number, Street, City and State)                      Zip Code
  16327 South Pulaski, Markham, Illinois                        60426
--------------------------------------------------------------------------------

                               STATE OF INDIANA
                       OFFICE OF THE SECRETARY OF STATE

                             ARTICLES OF AMENDMENT


To Whom These Presents Come, Greeting:

WHEREAS, there has been presented to me at this office, Articles of Amendment for:

                         LAKE MICHIGAN CHARTERS, LTD.

and said Articles of Amendment have been prepared and signed in accordance with the provisions of the Indiana Business Corporation Law, as amended.

The name of the corporation is amended as follows:

                       EMPRESS CASINO HAMMOND CORPORATION

NOW, THEREFORE, I SUE ANNE GILROY, Secretary of State of Indiana, hereby certify that I have this day filed said articles in this office.

The effective date of these Articles of Amendment is March 11, 1996.




                              In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this Eleventh day of March, 1996.

                             ARTICLES OF AMENDMENT
                                    OF THE
                           ARTICLES OF INCORPORATION
                                      OF
                         LAKE MICHIGAN CHARTERS, LTD.
                         ----------------------------


     The above corporation (hereinafter referred to as the "Corporation") existing pursuant to the Indiana Business Corporation Law (the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, sets forth the following facts:


                                   ARTICLE I

                              NAME OF CORPORATION
                              -------------------

     The name of the Corporation is Lake Michigan Charters, Ltd.

                                  ARTICLE II

                                   AMENDMENT
                                   ---------


     Section 1. The date of incorporation of the Corporation is November 25, 1992.

     Section 2. The name of the Corporation following this amendment is Empress Casino Hammond Corporation.

     Section 3. The exact text of Article 1 of the Articles of Incorporation is now as follows:

                    "The name of the Corporation is Empress Casino Hammond Corporation."


                                  ARTICLE III

                          MANNER OF ADOPTION AND VOTE
                          ---------------------------

     The Board of Directors and the shareholders of the Corporation entitled to vote with respect to the Articles of Amendment adopted the proposed amendment. The amendment was adopted at a meeting of the Board of Directors held on January 17, 1996. The amendment was then adopted by written consent effective January 17th, 1996 and executed by the holders of

100% of the shares of common stock of the Corporation entitled to vote with respect to the amendment.

     The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendment, the number of votes of each voting group represented, and the number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment at the meeting is set forth below:

Designation of Each Voting Group                   Common

Number of Outstanding Shares                        1,150

Number of Votes Entitled to Be Cast                 1,150

Number of Votes Represented at Meeting              1,150

Number of Votes in Favor                            1,150

Number of Votes Against                                 0


     The number of votes cast for the amendment by each voting group entitled to vote thereon was sufficient for approval by that voting group.

     The manner of the adoption of the Articles of Amendment and the vote by which they were adopted constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the Bylaws of the Corporation.

     IN WITNESS WHEREOF, the undersigned officer executes these Articles of Amendment of the Articles of Incorporation of the Corporation, and verifies subject to the penalties of perjury that the facts contained herein are true, this 11th day of March, 1996.


                              LAKE MICHIGAN CHARTERS, LTD.

                              By: /s/   Kevin D. Larson
                                 ---------------------------------------
                                    Kevin D. Larson, President

This instrument was prepared by Richard J. Thrapp, Attorney at Law, ICE MILLER DONADIO & RYAN, One American Square, Box 82001, Indianapolis Indiana 46282-0002

                     CERTIFICATE OF ASSUMED BUSINESS NAME
                     ------------------------------------


1.   Name of the Corporation: Empress Casino Hammond Corporation

2.   Date of Organization: November 25, 1992

3.   Principal Office Address of the Corporation:

     1111 Calumet Avenue, Hammond, Indiana 49320

4.   Assumed Business Name: Lake Michigan Charters, Ltd.

5. Address at which the Corporation will do business under the assumed business name:

     1111 Calumet Avenue, Hammond, Indiana 40320




                         EMPRESS CASINO HAMMOND CORPORATION


                              By: /s/ Kevin D. Larson
                                 ------------------------------------
                                 Kevin D. Larson, President
STATE OF INDIANA    )
                    ) SS:
COUNTY OF MARION    )

 Subscribed and sworn or attested to before me, this 11th day of March, 1996.

                              /s/ Margaret Taylor
                              ------------------------------------------
                              Notary Public


                              Margaret Taylor
                              ------------------------------------------
                              Printed Name

My Commission Expires:
July 20, 1997
-----------------------------

My County of Resident is:
Johnson
-----------------------------

This instrument was prepared by Richard J. Thrapp, Attorney at Law, ICE MILLER DONADIO & RYAN, One American Square, Box 82001, Indianapolis, Indiana 46282-0002

[LOGO] ARTICLES OF AMENDMENT OF THE ARTICLES OF INCORPORATION State Form 38333R / Corporate Form No. 102 (June 1984) Articles of Amendment (Amending Individual Articles Only) Prescribe by Edwin J. Simcox, Secretary of State of Indiana

Recording Requirements-Recording of Articles of Amendment in the Office of the County Recorder is generally no longer required by the India General Corporation Act. However, if the name of the corporation is changed by this amendment, a certified copy of the certificate of Amendment must be filed with the recorder of every county in which the corporation owns real estate.

Instructions: Present 2 Originally Signed and Fully Executed Copies to:

                      SECRETARY OF STATE
                      Room 155, State House
                      Indianapolis, Indiana 46204
                      (317) 232-6576

                            ARTICLES OF AMENDMENT
                                    OF THE
                           ARTICLES OF INCORPORATION
                                      OF

--------------------------------------------------------------------------------
The undersigned officers of
      EMPRESS CASINO HAMMOND CORPORATION
--------------------------------------------------------------------------------

(hereinafter referred to as the "Corporation") existing pursuant to the provisions of:

(Indicate appropriate act)


      |X| Indiana General Corporation Act

      | | Indiana Professional Corporation Act of 1983

as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of Articles of Incorporation, certify the following facts:

--------------------------------------------------------------------------------
                             ARTICLE I Amendment(s)
--------------------------------------------------------------------------------
SECTION 1 The date of incorporation of the corporation is:
     November 25, 1992
--------------------------------------------------------------------------------
SECTION 2 The name of the corporation following this amendment to the Articles of Incorporation is:
     EMPRESS CASINO HAMMOND CORPORATION
--------------------------------------------------------------------------------
SECTION 3
The exact text of Article(s) III of the Articles of Incorporation is now as follows:

     A. The corporation is authorized to issue Eleven Thousand (11,000) shares, Ten Thousand (10,000) of which shall be classified as Common Shares and One Thousand (1,000) of which shall be classified as Non-Voting Common Shares.

     B. The Common Shares and the Non-Voting Common Shares shall be identical in all respects, except that unless specifically required by the Indiana Business Corporation Law pertaining to voting by class, the Non-Voting Common shares shall have no voting rights.

                               STATE OF INDIANA
                       OFFICE OF THE SECRETARY OF STATE

                             ARTICLES OF AMENDMENT

To Whom These Presents Come, Greeting:

WHEREAS, there has been presented to me at this office, Articles of Amendment for:

                      EMPRESS CASINO HAMMOND CORPORATION

and said Articles of Amendment have been prepared and signed in accordance with the provisions of the Indiana Business Corporation Law, as amended.

NOW, THEREFORE, I, SUE ANNE GILROY, Secretary of State of Indiana, hereby certify that I have this day filed said articles in this office.

The effective date of these Articles of Amendment is September 05, 1996.

                         In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this Fifth day of September, 1996.


                         /s/ signature illegible
                         -----------------------------------------
                         Deputy


[LOGO]    CERTIFICATE OF ASSUMED BUSINESS NAME                -------------------------------
          State Form 30353 (R4 / 3-87)                            Provided by: EVAN BAYH
          Approved by State Board of Accounts 1987             Secretary of State of Indiana
                                                                      155 State House
                                                                Indianapolis, Indiana 46204
                                                                      (317) 232-6576
                                                              ------------------------------

----------------------------------------------------------------------------------------------------------------------------
INSTRUCTIONS: (CORPORATIONS ONLY)
     This certificate must first be recorded in the office of County Recorder of each county in which a place of business or office is located. A copy of the certificate, certified by the County Recorder, must be filed with the Secretary of
State, Indiana Code 23-15-1-1
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Fee for filing with the Secretary of State: $30.00 or $45.00, if a certificate issued by the Secretary of State is desired.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
1.  Name of Corporation                                                        2.  Date of Incorporation/Admission
    Empress Casino Hammond Corporation                                             November 25, 1992
----------------------------------------------------------------------------------------------------------------------------
3.  Principal Office Address of the Corporation (Street, City, State and Zip Code)
    825 Empress Drive, Hammond, IN 46320
----------------------------------------------------------------------------------------------------------------------------
4.  Assumed Business Name(s)
    Hammond Empress
----------------------------------------------------------------------------------------------------------------------------
5.  Address at which the Corporation will do business under assumed business name (Street, City, State and Zip Code)
    825 Empress Drive, Hammond, IN 46320
----------------------------------------------------------------------------------------------------------------------------
6.  Signature                                                     Name Printed
    /s/ WILLIAM SABO                                              William Sabo
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
STATE OF ILLINOIS
                    SS:
COUNTY OF GRUNDY

     Subscribed and sworn or attested to before me, this 25th day of November, 1996.
----------------------------------------------------------------------------------------------------------------------------
Notary Public     /s/ Cindy Starks
----------------------------------------------------------------------------------------------------------------------------
My Notarial Commission Expires:    8/23/00
----------------------------------------------------------------------------------------------------------------------------
My County of Residence is:    Grundy
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
I, MORRIS W. CARTER, Recorder of LAKE County, State of Indiana, certify that the foregoing is a true copy of the
Certificate of Assumed Business Name recorded in my office on the 14th day of January, 1997.

----------------------------------------------------------------------------------------------------------------------------
Recorder Signature    /s/  MORRIS W. CARTER
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
This instrument was prepared by:
----------------------------------------------------------------------------------------------------------------------------

----------------------------------
           OFFICIAL SEAL
           CINDY STARKS
 NOTARY PUBLIC, STATE OF ILLINOIS
 MY COMMISSION EXPIRES: 08/23/00
----------------------------------

ARTICLES OF MERGER[LOGO]                      SUE ANNE GILROY
                                              SECRETARY OF STATE
                                              CORPORATIONS DIVISION
                                              302 W. Washington Street, Rm. 5078
                                              Indianapolis, IN 46204
                                              Telephone: (317) 232-6576
                                              Indiana Code 23-1-40-1 ct. seq.

INSTRUCTIONS:  Use 8-1/2" x 11" white         FILING FEE: $90.00
               paper for inserts.
               Present original and two (2)
               copies to address in upper
               right corner of this form.
               Please TYPE or PRINT.
               Upon completion of filing the
               Secretary of State will issue
               a receipt.


--------------------------------------------------------------------------------

                       ARTICLES OF MERGER/SHARE EXCHANGE
                                      OF
                     NEW EMPRESS HAMMOND, INC. 1997 101563
   -------------------------------------------------------------------------
                (hereinafter "the nonsurviving corporation(s)")

--------------------------------------------------------------------------------

                                     INTO

                EMPRESS CASINO HAMMOND CORPORATION 1992 111047
   -------------------------------------------------------------------------
                   (hereinafter "the surviving corporation")

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       ARTICLE I - SURVIVING CORPORATION
--------------------------------------------------------------------------------

 The name of the corporation surviving the merger is:    Empress Casino Hammond
                                                         Corporation
                                                         ----------------------
 and such name [_] has [x] has not (designate which) been changed as a result of the merger.
--------------------------------------------------------------------------------

  a. The surviving corporation is a domestic corporation existing pursuant to the provisions of the Indiana Business Corporation Law incorporated on November 25, 1992
      -----------------------

  b. The surviving corporation is a foreign corporation incorporated under the laws of the State of ________________________ and [_] qualified [_] not qualified (designate which) to do business in Indiana.

  If the surviving corporation is qualified to do business in Indiana, state the date of qualification: ________________________

  (If Application for Certificate of Authority is filed concurrently herewith state "Upon approval of Application for Certificate of Authority".)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   ARTICLE II - NONSURVIVING CORPORATION(S)
--------------------------------------------------------------------------------
  The name, state of incorporation, and date of incorporation or qualification (if applicable) respectively, of each Indiana domestic corporation and Indiana qualified foreign corporation, other than the survivor, which is party to the merger are as follows:

--------------------------------------------------------------------------------
  Name of Corporation
     New Empress Hammond, Inc.
--------------------------------------------------------------------------------
  State of Domicile           Date of Incorporation or qualification in Indiana
     Indiana                  (if applicable)
                                             October 27, 1997
--------------------------------------------------------------------------------
  Name of Corporation


--------------------------------------------------------------------------------
  State of Domicile           Date of Incorporation or qualification in Indiana
                              (if applicable)

--------------------------------------------------------------------------------
  Name of Corporation


--------------------------------------------------------------------------------
  State of Domicile           Date of Incorporation or qualification in Indiana
                              (if applicable)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                ARTICLE III - PLAN OF MERGER OR SHARE EXCHANGE
--------------------------------------------------------------------------------
     The Plan of Merger or Share Exchange, containing such information as required by Indiana Code 23-1-40-1(b), is set forth in "Exhibit A", attached hereto and made a part hereof.
--------------------------------------------------------------------------------
(IND. - 1173 - 10/18/96)

ARTICLE IV - MANNER OF ADOPTION AND VOTE OF SURVIVING CORPORATION (Must complete
Section 1 or 2)

--------------------------------------------------------------------------------
     [_]  Shareholder vote not required.

The merger/share exchange was adopted by the incorporators or board of directors without shareholder action and shareholder action was not required.

--------------------------------------------------------------------------------
     [X]  Vote of shareholders

The designation (i.e., common, preferred or any classification where different classes of stock exist), number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the merger/share exchange and the number of votes of each voting group represented at the meeting is set forth below:
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                  TOTAL        A        B       C
----------------------------------------------------------------------------------------------------
DESIGNATION OF EACH VOTING GROUP (i.e. preferred and common)                         Non-Voting
                             Common and Non-Voting Common                   Common   Common
----------------------------------------------------------------------------------------------------
NUMBER OF VOTES SHARES OUTSTANDING                              1,179.245   1,150    29.245
----------------------------------------------------------------------------------------------------
NUMBER OF VOTES ENTITLED TO BE CAST                             1,179.245   1,150    29.245
----------------------------------------------------------------------------------------------------
NUMBER OF VOTES REPRESENTED AT MEETING                          1,179.245   1,150    29.245
----------------------------------------------------------------------------------------------------
SHARES VOTED IN FAVOR                                           1,179.245   1,150    29.245
----------------------------------------------------------------------------------------------------
SHARES VOTED AGAINST                                                    0       0         0
----------------------------------------------------------------------------------------------------


ARTICLE V - MANNER OF ADOPTION AND VOTE OF NONSURVIVING CORPORATION (Must complete Section 1 or 2)

--------------------------------------------------------------------------------
     [_]  Shareholder vote not required.

The merger/share exchange was adopted by the incorporators or board of directors without shareholder action and shareholder action was not required.

--------------------------------------------------------------------------------
     [X]  Vote of shareholders

The designation (i.e., common, preferred or any classification where different classes of stock exist), number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the merger/share exchange and the number of votes of each voting group represented at the meeting is set forth below:
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                  TOTAL        A        B       C
----------------------------------------------------------------------------------------------------
DESIGNATION OF EACH VOTING GROUP (i.e. preferred and common)
                                                   Common                   Common
----------------------------------------------------------------------------------------------------
NUMBER OF VOTES SHARES OUTSTANDING                                 100        100
----------------------------------------------------------------------------------------------------
NUMBER OF VOTES ENTITLED TO BE CAST                                100        100
----------------------------------------------------------------------------------------------------
NUMBER OF VOTES REPRESENTED AT MEETING                             100        100
----------------------------------------------------------------------------------------------------
SHARES VOTED IN FAVOR                                              100        100
----------------------------------------------------------------------------------------------------
SHARES VOTED AGAINST                                                 0          0
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In Witness Whereof, the undersigned being the     Chief Executive Officer
                                              -------------------------------
of the surviving corporation executes these Articles of Merger/Share Exchange and verifies, subject to penalties of perjury that the statements contained
herein are true, this   31st   day of   October  , 19 97 .
                      --------        -----------    ----


Signature                               Printed Name

       /s/  Peter A. Ferro, Jr.                Peter A. Ferro, Jr.

                         AGREEMENT AND PLAN OF MERGER
                                      OF
                           NEW EMPRESS HAMMOND, INC.
                            an Indiana corporation
                                     INTO
                      EMPRESS CASINO HAMMOND CORPORATION,
                            an Indiana corporation

     AGREEMENT AND PLAN OF MERGER, dated as of the 31st day of October, 1997, by and between New Empress Hammond, Inc., an Indiana corporation (the "Merging Corporation") and Empress Casino Hammond Corporation, an Indiana corporation (referred to herein as ("ECHC" or the "Surviving Corporation"). The Merging Corporation and the Surviving Corporation are sometimes referred to as the "Constituent Corporations."

     WHEREAS, the Merging Corporation and the Surviving Corporation are corporations duly organized and existing under the laws of the state of Indiana; and

     WHEREAS, the holdings of each of the shareholders of LMC Leasing, Inc., a Delaware corporation which is the parent of the Merging Corporation, and ECHC are identical; and

     WHEREAS, the Boards of Directors of the Constituent Corporations deem it advisable for the general welfare and advantage of the Constituent Corporations and their stockholders that the Constituent Corporations merge into a single corporation pursuant to this Agreement and the applicable laws of the State of Indiana;

     NOW, THEREFORE, the parties agree that the Constituent Corporations shall be merged on the following terms and conditions:

     1. The Merger. At the Effective Time (as defined below) of the merger, the Merging Corporation shall be merged with and into ECHC and the separate existence of the Merging Corporation shall cease (the "Merger"). Following the consummation of the Merger, ECHC shall continue its corporate existence as the wholly-owned subsidiary of LMC Leasing, Ltd., a Delaware corporation. The name of the Surviving Corporation following the Effective Time shall be "Empress Casino Hammond Corporation."

     2. Effective Time. The parties hereto shall cause the Merger to be consummated by filing a certificate of merger (the 'Certificate of Merger") with the Secretary of State of Indiana, in such form as required by, and executed in accordance with the relevant provisions of, the Indiana Business Corporation Law (the date and time of the filing of the Certificate of Merger being the "Effective Time").

     3.  Articles of Incorporation and By-Laws.

         (a) The Articles of Incorporation of ECHC at the effective time of the Merger shall be the Articles of Incorporation of the Surviving Corporation until amended as provided by law.

         (b) The By-Laws of ECHC at the effective time of the Merger shall be the By-Laws of the Surviving Corporation until altered or amended in accordance with the provisions thereof and Indiana law.

     4. Directors and Officers. Subject to applicable law, the initial directors and officers of the Surviving Corporation immediately after the Effective Time shall be those persons who are the directors and officers of ECHC immediately prior to the effective Time, to hold office until their respective successors are duly elected or appointed and qualified, or their earlier death, resignation or removal.

     5.  Terms of Merger.

         (a) From and after the effective time of the Merger, the surviving Corporation shall possess all the rights, privileges, immunities, and franchises of a public, as well as of a private nature, of each of the Constituent Corporations; and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares and all other choses in action, and all and every other interest, of or belonging to or due to each of the Constituent Corporations, shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and the title to any real estate, or any interest therein, vested in any of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger, provided, however, that the Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of the Constituent Corporations, and any claim existing or action or preceding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place, and neither the rights of creditors nor any liens upon the property of either of the constituent Corporations shall be impaired by the Merger.

          (b) As of the effective Time, by virtue of the Merger and without any action on the part of the holders thereof, (i) each share of Common Stock of ECHC outstanding immediately prior to the effective Time shall be canceled for no consideration and be deemed of no further force and effect; (ii) each share of Non-Voting Common Stock of ECHC outstanding immediately prior to the effective Time shall be canceled for no consideration be deemed of no further force and effect; and (iii) each share of Common Stock of the Merging Corporation outstanding immediately prior to Effective time shall be converted into one fully paid and nonassessable share of Common Stock of the Surviving Corporation.

          (c) The Surviving Corporation shall pay all expenses of carrying the Plan into effect and accomplishing the Merger provided for herein.

          (d) The proper officers and directors of the Constituent Corporations shall execute and deliver all such documents and take all such actions as may be necessary or advisable, or as may be requested by the Surviving Corporation from time to time, in order to vest fully all the property rights of the Constituent Corporations in the Surviving Corporation and otherwise carry out this Plan.

          (e) Anything herein or elsewhere to the contrary notwithstanding, this Plan may be abandoned by the mutual consent of the Constituent Corporations, evidenced by appropriate resolutions of the respective Board of Directors, at any time prior to the effective Time of the Merger.

     IN WITNESS WHEREOF, each of the Constituent Corporations has caused this Agreement to be signed by its duly authorized officer on the day and year first above written.

                                       EMPRESS CASINO HAMMOND CORPORATION

                                       By: /s/ PETER A. FERRO, JR.
                                           ------------------------------------
                                       Name: Peter A. Ferro, Jr.
                                       Its:  Chief Executive Officer


                                       NEW EMPRESS HAMMOND, INC.

                                       By: /s/ JOSEPH J. CANFORA
                                           ------------------------------------
                                       Name: Joseph J. Canfora
                                       Its:  President

-----------------------------------------------------------------------

[LOGO]
                                 STATE OF INDIANA
                         Office of the Secretary of State

          I hereby certify that this is a true and complete copy of the fifteen (15) page document(s) as filed in this office.

                                                    DATED June 12, 1998

          /s/ (signature illegible)
          ----------------------------------
                  Secretary of State

          BY
             -------------------------------
          This Certification Stamp replaces
          our previous Certification System.

-----------------------------------------------------------------------